AF Bankshares, Inc.                                              REVOCABLE PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
          OF AF BANKSHARES,INC. FOR THE ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 2, 1998.

     The undersigned shareholder of AF Bankshares, Inc. hereby appoints James A. Todd, Kenneth R. Greene and Jan R. Caddell, each of them, with full powers of substitution, to represent and to vote as proxy, as designated, all shares of common stock of AF Bankshares, Inc. held of record by the undersigned on September 4, 1998, at the 1998 Annual Meeting of Shareholders (the "Annual Meeting") to be held at 6:00 p.m., local time, on November 2, 1998, or at any adjournment or postponement thereof, upon the matters described in the accompanying Notice of the 1998 Annual Meeting of Shareholders and Proxy Statement, dated October 1, 1998, and upon such other matters as may properly come before the Annual Meeting. The undersigned hereby revokes all prior proxies.

     This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED IN ITEM 1 AND FOR THE PROPOSAL LISTED IN ITEM 2.

            PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE
                AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

- --------------------------------------------------------------------------------
The Board of Directors unanimously recommends a | Please mark your vote as [X] vote "FOR" all of the nominees named in Item 1 and| indicated in this example
a vote "FOR" the proposal in Item 2.              |
- --------------------------------------------------------------------------------
                                                           I will attend the [ ]
                                                           Annual Meeting

1.  Election of two Directors.              FOR                     2.  Ratification of the appointment of
    NOMINEES: Frank E. Roland and      All nominees                       McGladrey & Pullen, LLP as           FOR  AGAINST  ABSTAIN
    Jerry L. Roten for terms of three   (except as    WITHHOLD          independent auditors for the fiscal    [ ]    [ ]      [ ]
    years each;                          otherwise     for all            year ending June 30, 1999.
                                        indicated)    nominees
                                            [ ]          [ ]

INSTRUCTION: TO WITHHOLD AUTHORITY to The undersigned hereby acknowledges vote for any individual nominee, write receipt of the Notice of the 1998 Annual that nominee's name in the space Meeting of Shareholders and the Proxy
provided:                               Statement, dated October 1, 1998 for the
                                        1998 Annual Meeting.


                                        ----------------------------------------

                                        ----------------------------------------
                                        (Signature(s)

                                        Dated: ___________________________, 1998

                                        Please sign exactly as your name appears
                                        on this proxy.  Joint owners should each
                                        sign personally. If signing as attorney,
                                        executor,   administrator,   trustee  or
                                        guardian,   please   include  your  full
                                        title.  Corporate or partnership proxies
                                        should  be   signed  by  an   authorized
                                        officer.